UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Accounting Officer of the Company

Effective as of February 28, 2022, Lance Robinson, Chief Accounting Officer of the Company, has elected to step down from his position for personal reasons, including to spend time with his family. Christopher Brown, current Deputy Chief Accounting Officer of the Company, will succeed Mr. Robinson as Chief Accounting Officer. Mr. Robinson has also agreed to provide consulting services to the Company through December 31, 2022.

Mr. Brown, age 48, has served as Vice President, Financial Reporting and Technical Accounting of the Company since 2017 and was promoted to Deputy Chief Accounting Officer in December 2021. As Deputy Chief Accounting Officer, Mr. Brown manages the team responsible for XPO’s periodic filings with the Securities and Exchange Commission, and also leads the technical accounting function for the Company. Prior to joining XPO, Mr. Brown served as vice president, internal audit of United Rentals, Inc. from 2014 to 2016, and as vice president, assistant controller of United Rentals, Inc. from 2006 to 2014. Previously, Mr. Brown held various roles at Xerox Corporation, including manager of the corporate finance/capital markets group in 2005, and manager, SEC reporting and technical accounting policy from 2002 to 2004. Mr. Brown has a Bachelor’s degree in Business Administration from Franklin & Marshall College and is a Certified Public Accountant in New York State.

As Chief Accounting Officer, Mr. Brown’s annual base salary will be $365,000, and he will have a target annual bonus opportunity of 75% of base salary.

Mr. Brown has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding between him and any other person relating to his appointment as an officer required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2022	XPO LOGISTICS, INC.

	By:	/s/ Ravi Tulsyan
Ravi Tulsyan
Chief Financial Officer